UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 27, 2014

Date of Report (Date of earliest event reported)

RAYONIER INC.

(Exact name of registrant as specified in its charter)

North Carolina	1-6780	13-2607329
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 Water Street, Suite 1400

Jacksonville, Florida 32202

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (904) 357-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On June 27, 2014, Rayonier Inc. (“Rayonier”) entered into the following agreements with Rayonier Advanced Materials Inc. (“SpinCo”):

•	Transition Services Agreement;

•	Tax Matters Agreement;

•	Employee Matters Agreement; and

•	Intellectual Property Agreement.

A summary of certain material features of the agreements can be found in the section entitled “Our Relationship with Rayonier Following the Distribution” in SpinCo’s Information Statement, filed as Exhibit 99.1 to Rayonier’s Current Report on Form 8-K filed on June 18, 2014, and incorporated herein by reference. The summary is qualified in its entirety by reference to the complete terms and conditions of the Transition Services Agreement, Tax Matters Agreement Employee Matters Agreement and Intellectual Property Agreement attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively.

Item 2.01	Completion of Acquisition or Disposition of Assets

On June 27, 2014, Rayonier completed the previously announced distribution of 100% of the outstanding common stock of SpinCo to Rayonier’s shareholders (the “Distribution”). SpinCo was formed to hold Rayonier’s performance fibers business and, as a result of the Distribution, is now an independent public company whose common stock is listed and trading under the symbol “RYAM” on the New York Stock Exchange. The Distribution was made to Rayonier’s shareholders of record as of the close of business on June 18, 2014 (the “Record Date”), and such shareholders received one share of SpinCo common stock for every three Rayonier common shares held as of close of business on the Record Date.

On June 30, 2014, Rayonier issued a press release announcing the completion of the Distribution. A copy of the press release is attached hereto as Exhibit 99.1.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Resignation and Appointment of Officers

In connection with the Distribution, each of Paul G. Boynton (Chairman, President and Chief Executive Officer), Michael R. Herman (Senior Vice President, General Counsel and Assistant Corporate Secretary), Jack M. Kriesel (Senior Vice President, Performance Fibers) and Benson K. Woo (Chief Accounting Officer) resigned from their respective positions at Rayonier, effective as of immediately prior to the Distribution. As previously reported on the Current Report on Form 8-K filed by Rayonier on May 12, 2014, David L. Nunes was appointed President and Chief Executive Officer of Rayonier, effective as of the Distribution. From June 9, 2014, until the Distribution, Mr. Nunes served as Rayonier’s Chief Operating Officer.

Resignation and Appointment of Directors

As described in the current Report on Form 8-K filed by Rayonier on May 30, 2014, in connection with the Distribution, Paul G. Boynton, C. David Brown, II, Mark E. Gaumond, James H. Miller, Thomas I. Morgan and Ronald Townsend resigned as directors of Rayonier, effective as of immediately prior to the Distribution, and John A. Blumberg, Dod A. Fraser, Scott R. Jones, Senator Blanche L. Lincoln and David L. Nunes were elected as directors of Rayonier, effective as of immediately after the effectiveness of the resignations. Richard D. Kincaid was appointed Chairman of the Board of Directors of Rayonier (the “Board”), effective as of the Distribution.

New non-employee directors will receive the following compensation for service on the Board through the next Rayonier annual meeting:

•	an annual retainer equal to $55,000 in cash, prorated based on the date on which the new directors’ service commenced;

•	an award of $95,000, prorated based on the date on which the new directors’ service commenced, in the form of restricted common shares of Rayonier, to vest on the earlier of the first anniversary of the date of grant or the next annual meeting at which one or more members of the Board are standing for re-election, subject to certain conditions. The number of restricted common shares that will be issued will be determined based on the average of the volume weighted average per share price of Rayonier’s common shares trading on the New York Stock Exchange during each of the first ten full trading days immediately after the completion of the Distribution;

•	meeting fees as follows: (A) $2,000 per Board meeting attended, (B) $2,000 per Audit Committee meeting attended, (C) $1,500 per Committee meeting attended (other than the Audit Committee), (D) $2,000 for each business trip taken at the request of management to one of the Corporation’s facilities for a business purpose other than a Board or Committee meeting, and (E) $2,000 for any other business trip taken at the request of management; provided, however, that the fee for a director’s telephonic participation in a non-telephonic meeting of the Board or any Committee shall be one-half the otherwise applicable fee;

•	in addition to any other compensation that may be received for services as a director of Rayonier, Mr. Kincaid will receive an additional $75,000 retainer in respect of his service as Chairman of the Board, prorated based on the date on which service in such position commenced; and

•	in addition to any other compensation that may be received for services as a director of Rayonier, Mr. Fraser will receive an additional $20,000 retainer in respect of his service as Chairman of the Audit Committee, prorated based on the date on which service in such position commenced.

In connection with the resignations and elections described above, the committees of the Board were reconstituted as of the Distribution as follows:

Committee	Members
Audit Committee	Dod A. Fraser (Chair) John E. Bush Richard D. Kincaid V. Larkin Martin Blanche L. Lincoln Scott R. Jones

Compensation and Management Development Committee	David W. Oskin (Chair) John E. Bush Richard D. Kincaid Dod A. Fraser John A. Blumberg

Nominating and Corporate Governance Committee	V. Larkin Martin (Chair) David W. Oskin Blanche L. Lincoln John A. Blumberg Scott R. Jones

Item 8.01	Other Events

In connection with the Distribution, the Board adopted revised Corporate Governance Principles, effective as of immediately prior to the Effective Time. A copy of Rayonier’s Corporate Governance Principles is available under the Investor Relations section of Rayonier’s website at www.rayonier.com.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit

10.1	Transition Services Agreement, dated as of June 27, 2014, by and between Rayonier Inc. and Rayonier Advanced Materials Inc.

10.2	Tax Matters Agreement, dated as of June 27, 2014, by and among Rayonier Inc., Rayonier Advanced Materials Inc., Rayonier TRS Holdings Inc. and Rayonier A.M. Products Inc.

10.3	Employee Matters Agreement, dated as of June 27, 2014, by and between Rayonier Inc. and Rayonier Advanced Materials Inc.

10.4	Intellectual Property Agreement, dated as of June 27, 2014, by and between Rayonier Inc. and Rayonier Advanced Materials Inc.

99.1	Information Statement of Rayonier Advanced Materials Inc., dated June 18, 2014 (incorporated by reference herein to Exhibit 99.1 to the Current Report on Form 8-K filed by Rayonier Inc. with the SEC on June 18, 2014)

99.2	Press release of Rayonier Inc. dated June 30, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rayonier Inc.

Date: June 30, 2014	By:	/s/ H. Edwin Kiker
H. Edwin Kiker
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

10.1	Transition Services Agreement, dated as of June 27, 2014, by and between Rayonier Inc. and Rayonier Advanced Materials Inc.

10.2	Tax Matters Agreement, dated as of June 27, 2014, by and among Rayonier Inc., Rayonier Advanced Materials Inc., Rayonier TRS Holdings Inc. and Rayonier A.M. Products Inc.

10.3	Employee Matters Agreement, dated as of June 27, 2014, by and between Rayonier Inc. and Rayonier Advanced Materials Inc.

10.4	Intellectual Property Agreement, dated as of June 27, 2014, by and between Rayonier Inc. and Rayonier Advanced Materials Inc.

99.1	Information Statement of Rayonier Advanced Materials Inc., dated June 18, 2014 (incorporated by reference herein to Exhibit 99.1 to the Current Report on Form 8-K filed by Rayonier Inc. with the SEC on June 18, 2014)

99.2	Press release of Rayonier Inc. dated June 30, 2014